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                                                                    EXHIBIT 10.3


                           WARRANT PURCHASE AGREEMENT


     This Warrant Purchase Agreement (the "Warrant Purchase Agreement" or the "Agreement") is made and entered into as of November 16, 2000 (the "Effective Date") by and between ValueVision International, Inc., a Minnesota corporation (the "Company"), and National Broadcasting Company, Inc., a Delaware corporation ("NBC" or the "Holder").

     1. Issuance of Warrants. As consideration for the execution by NBC of the Trademark License Agreement dated as of the date hereof (the "License Agreement") between NBC and the Company, the Company hereby agrees to issue to NBC six million (6,000,000) warrants (the "Warrants"), each of which entitles the Holder to purchase from the Company one fully paid, duly authorized and nonassessable share of common stock, par value $.01 per share, of the Company (the "Common Stock"), subject to the terms and conditions set forth in the warrant certificate, a form of which is attached this agreement as Exhibit A (the "Warrant Certificate"). At the closing of the transactions contemplated by this Agreement (the "Closing"), the Company shall deliver the Warrant Certificate to NBC. The Closing shall take place simultaneously with the closing of the transactions contemplated by the License Agreement (the "Closing Date").

     2. Representations and Warranties of the Company. The Company hereby represents and warrants to NBC as of the date hereof as follows:

     2.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as they are now being conducted. The Company is duly licensed or qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification and being in good standing necessary, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "Company Material Adverse Effect").

     2.2 Capitalization.

     (a) As of November 16, 2000, the authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), 38,675,401 of which are issued and outstanding and 5,339,500 shares of Series A Redeemable Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), all of which are issued and outstanding. All outstanding shares are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Company's Restated Articles of Incorporation or By-Laws or any agreement to which the Company is a party or is bound. The Company has reserved (i) 5,339,500 shares of Common


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Stock for issuance upon conversion of the Preferred Stock, (ii) 1,854,760 shares of Common Stock for issuance upon exercise of outstanding warrants (excluding the Warrants) issued or to be issued and (iii) 4,250,000 shares of Common Stock for issuance pursuant to the Company's 1990 Stock Option Plan and the Company's 1994 Executive Stock Option Plan. There are no options, warrants or other rights (including registration rights), agreements, restrictions on transfer, arrangements or commitments of any character to which the Company is a party relating to the issued or unissued capital stock of, or other equity interests in, the Company, by sale, lease, license or otherwise, except (x) as disclosed in the Company SEC Reports (as defined in Section 2.5) or otherwise as set forth in this Section 2.2, (y) for the Company's existing stock option plans described in the Company SEC Reports to the extent stock options thereunder have not yet been granted and (z) as set forth above.

     (b) 6,000,000 shares of Common Stock have been reserved for issuance upon exercise of the Warrants (the "Warrant Shares"). When issued, the Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Company's Restated Articles of Incorporation or By-Laws or any agreement to which the Company is a party or is bound.

     2.3 Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby to be consummated by the Company. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by NBC, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited or affected by (a) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, arrangement, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors, (b) the refusal of a particular court to grant equitable remedies, including, without limitation, specific performance and injunction relief, and (c) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).

     2.4 No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder will not, (i) conflict with, breach or violate the Restated Articles of Incorporation or By-Laws of the Company, (ii) conflict with or violate any laws in effect as of the date of this Agreement applicable to the Company or any of its subsidiaries or by which any of their respective properties or assets is bound or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or


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encumbrance on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets is bound except, in the case of clauses (ii) and (iii) above, such conflicts, breaches, defaults, terminations, amendments, accelerations, payments or liens or encumbrances which would not have a Company Material Adverse Effect or a material adverse effect on the Warrants.

     (b) The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder will not, require the Company to obtain any consent, registration, approval, authorization or permit of, to make any filing with, or to give notification to, any person, including any governmental entities, based on any law in effect as of the date of this Agreement, except (i) those which have been or will be timely obtained, made or given , (ii) such filings as may be required under the Federal securities laws and the blue sky laws of the various states, and (iii) such consents, registrations, approvals, authorizations, permits, or notifications of which the failure to make or obtain would not have a Company Material Adverse Effect or a material adverse effect on the Warrants.

     2.5 Reports; Financial Statements.

     (a) Copies of all reports, registration statements and other filings, together with any amendments thereto, filed by the Company with the Securities and Exchange Commission (the "SEC") since December 31, 1998 through the date of this Agreement (the "Company SEC Reports"), have been made available to NBC. As of the respective dates of their filing with the SEC, after giving effect to any amendments and supplements thereto filed prior to the date hereof, the Company SEC Reports complied, and all such reports, registration statements and other filings to be filed by the Company with the SEC prior to the Closing Date will comply, in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC promulgated thereunder, and did not at the time they were filed with the SEC, after giving effect to any amendments and supplements thereto filed prior to the date hereof, or will not at the time they are filed with the SEC, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (b) The consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports and in any such reports, registration statements and other filings to be filed by the Company with the SEC prior to the Closing Date (i) have been or will be prepared in accordance with the published rules and regulations of the SEC and generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC, or for normal year-end adjustments) and (ii) fairly present or will fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for the periods indicated, except that any



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unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments and may omit footnote disclosure as permitted by regulations of the SEC.

     2.6 No Brokers. The Company has not retained any broker, finder or investment banker in connection with the issuance of the Warrants provided for in this Agreement.

     3. Representations and Warranties of NBC. NBC hereby represents and warrants to the Company as of the date hereof as follows:

     3.1 Organization and Qualification. NBC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as they are now being conducted. NBC is duly licensed or qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification and being in good standing necessary, other than where the failure to be so qualified and in good standing would not have a material adverse effect on NBC and its subsidiaries taken as a whole, their business, financial condition or results of operations.

     3.2 Authority. NBC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby to be consummated by NBC. The execution and delivery of this Agreement by NBC and the consummation by NBC of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of NBC are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by NBC and, assuming the due authorization, execution and delivery hereof by the Company, constitutes the legal, valid and binding obligation of NBC enforceable against NBC in accordance with its terms, except as such enforceability may be limited or affected by (a) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, arrangement, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors, (b) the refusal of a particular court to grant equitable remedies, including, without limitation, specific performance and injunction relief, and (c) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).

     3.3 No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by NBC does not, and the performance by NBC of its obligations hereunder will not, (i) conflict with, breach or violate the Certificate of Incorporation or By-Laws of NBC, (ii) conflict with or violate any laws in effect as of the date of this Agreement applicable to NBC or any of its subsidiaries or by which any of their respective properties or assets is bound or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require


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payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of NBC or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which NBC or any of its subsidiaries is a party or by which NBC or any of its subsidiaries or any of their respective properties or assets is bound.

     (b) The execution and delivery of this Agreement by NBC does not, and the performance by NBC of its obligations hereunder will not, require NBC to obtain any consent, registration, approval, authorization or permit of, to make any filing with, or to give notification to, any person, including any governmental entities, based on any law in effect as of the date of this Agreement, except those which have been or will be timely obtained, made or given.

     3.4 Acquisition of Securities for Investment. NBC has such knowledge, sophistication and experience in financial and business matters that it is capable of evaluating the merits and risks of its acquisition of the Warrants hereunder and has so evaluated the merits and risks of such investment. NBC is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act. NBC confirms that it has reviewed the Company SEC Reports, that it is able to bear the economic risk of such investment and that the Company has made available to NBC the opportunity to ask questions of the officers and management of the Company and to acquire additional information about the business and financial condition of the Company. NBC is acquiring the Warrants (and if NBC acquires any Warrant Shares, NBC will acquire such Warrant Shares) solely for the purpose of investment and not with a view toward or for sale in connection with any distribution thereof in violation of any federal or state securities or "blue sky" laws, or with the present intention of distributing or selling such Warrants or Warrant Shares in violation of any federal or state securities or "blue sky" law. NBC understands and agrees that the Warrants and the Warrant Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act or pursuant to an exemption therefrom, and without compliance with state, local and foreign securities laws (in each case to the extent applicable). NBC understands and agrees that the Warrants are, and the Warrant Shares will be, "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act and that, except as set forth in the Registration Rights Agreement dated as of April 15, 1999 (as amended from time to time, the "Registration Rights Agreement"), by and among the Company, NBC and GE Capital Equity Investments, Inc. ("GECEI"), the Company has no obligation or intention to register any of the Warrants or the Warrant Shares.

     3.5 No Brokers. NBC has not retained any broker, finder or investment banker in connection with the acquisition of the Warrants by NBC.

     4. Covenants of the Company. The Company hereby covenants that:

     4.1 Listing of Shares. The Company shall comply with its obligations to list any Warrant Shares issued upon exercise of the Warrants in accordance with and pursuant to Section 5(l) of the Registration Rights Agreement.


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     4.2 Reservation of Shares of Common Stock. The Company shall keep reserved a sufficient number of shares of Common Stock solely for the purpose of issuance upon the exercise of all of the Warrants.

     5. Conditions to Closing.

     5.1 Conditions Precedent to Obligation of the Company. The obligation of the Company to consummate the Closing shall be subject to the satisfaction (or waiver by the Company) of the following conditions on or prior to the Closing
Date: (i) the representations and warranties of NBC contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on, as of and with reference to the Closing Date (except to the extent such representations and warranties specifically relate to a prior date); and (ii) the Company shall have received the License Agreement, duly executed by NBC.

     5.2 Conditions Precedent to Obligation of NBC. The obligation of NBC to consummate the Closing shall be subject to the satisfaction (or waiver by NBC) of the following conditions on or prior to the Closing Date: (i) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on, as of and with reference to the Closing Date (except to the extent such representations and warranties specifically relate to a prior date) and (ii) NBC shall have received (a) the Warrant Certificate, duly executed by the Company,
(b) the opinion of Faegre & Benson LLP, counsel to the Company, dated the Closing Date, in the form attached hereto as Exhibit B, (c) an Amended and Restated Registration Rights Agreement, in substantially the form of Exhibit D, duly executed by the Company and GECEI and (d) the License Agreement, duly executed by the Company.

     6. Miscellaneous.

     6.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified in person, by facsimile, or by overnight delivery service or four (4) calendar days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed
(a) if to NBC, at 30 Rockefeller Plaza, New York, NY 10112, Attention: Law Department, (Fax: (212) 977-7165) or at such other address as NBC shall have furnished in writing to the Company or (b) if to the Company, at 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: General Counsel (Fax: (612) 947-0188) or at such other address as the Company shall have furnished to NBC in writing.

     6.2. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York (excluding the laws regarding conflict of laws questions). The parties hereby submit to the exclusive jurisdiction of the federal and state courts located in the County of New York, and any action or suit under this Agreement shall only be brought by the parties in any federal or state court with appropriate jurisdiction over the subject matter established or settled in the County of New York. The parties shall not raise in connection


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herewith, and hereby waive, trial by jury and/or other defenses based upon the venue, the inconvenience of the forum, the lack of personal jurisdiction, the sufficiency of service of process or the like in any action or suit brought pursuant to this Agreement.

     6.3 Amendment. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing by both parties.

     6.4 Agreement. This Agreement, the Warrant, the Amended and Restated Registration Rights Agreement dated as of the date hereof among the Company, NBC and GE Capital Equity Investments, Inc., Amendment No. 1, the Letter Agreement dated the date hereof between NBC and the Company and the Trademark License Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement and supersede any prior written or oral agreement relating to the same subject matter.

     6.5. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be an original, and all of which together shall be deemed to constitute one instrument.

     6.6. Successors and Assigns; Third Party Beneficiaries. Subject to applicable law and the following sentence, either party may assign its rights and obligations under this Agreement in whole or in part only to an Affiliate of such party, but no such assignment shall relieve the assigning party of its obligations hereunder. No party shall assign any rights or obligations under this Agreement to any Affiliate if such Affiliate does not expressly assume pursuant to a document in form and substance reasonably satisfactory to the other party all of the obligations of the assigning party hereunder. For purposes of this Section 6.6, "Affiliate" shall mean, with respect to any party, any other person that directly or indirectly controls, is controlled by, or is under common control with, such person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership of other ownership interests, by contract or otherwise).

     6.7. Consent to Violation of Standstill; Amendment No. 1. The Company hereby consents to any possible violation by GECEI and NBC of the standstill agreement set forth in Section 4.1 of that certain Shareholder Agreement dated as of April 15, 1999 (the "Shareholder Agreement"), among the Company, GECEI, and NBC, in connection with the purchase of the Warrants or the issuance of the Warrant Shares upon the exercise thereof, and waives any rights in connection therewith. As soon as practicable after the date hereof, the Company, GECEI and NBC shall execute and deliver an amendment to the Shareholder Agreement, providing that consummation of the transactions contemplated hereby shall not result in a violation of Section 4.1 (Standstill Agreement) thereof, in form and substance substantially similar to the form of such amendment set forth in Exhibit C attached hereto.


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     IN WITNESS WHEREOF, the parties have executed this Warrant Purchase
Agreement as of the date first above written.



                                        VALUEVISION INTERNATIONAL, INC.


                                        By: /s/ Nathan Fagre
                                            ------------------------------------
                                            Name:  Nathan Fagre
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary




                                        NATIONAL BROADCASTING COMPANY, INC.


                                        By: /s/  Brandon Burgess
                                            ------------------------------------
                                            Name:  Brandon Burgess
                                            Title: Senior Vice President